UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2024

SPECTRAL CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50274	51-0520296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 9th Avenue NE, Seattle, WA	98105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(206) 385-6490

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and and elsewhere.  Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements.  However, not all forward-looking statements may contain one or more of these identifying terms.  Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for development and commercialization of our planned technologies (ii) our limited financial resources, and (iii) need for additional capital to fund our operations.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, lack of revenue and/or future insufficient cash flows and resulting illiquidity, our inability to develop our business, significant government regulation, or inability to protect our intellectual property, existing or increased competition, penny stock risks, stock volatility and illiquidity, and our failure to implement our business plans or strategies.  A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors.  We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

EXPLANATORY NOTE

Special Capital Corporation, a Nevada Corporation, is referred to herein as “we”, “our”, “us”, or the “Company”.

This Current Report responds to the following Items in Form 8-K:

Item 1.01. Entry into a Material Definitive Agreement.

 On September 10, 2024, the Company entered into an Acquisition Agreement to exchange shares (the “Exchange Agreement”) with Crowdpoint Technologies, Inc., a Texas corporation (“Seller”), a company controlled by  Sean Michael Brehm, also known as Sean Michael Obrien, the Chairman of our Board of Directors, and its wholly owned subsidiary, Crwdunit Inc., a Delaware corporation (“Target”), whereby the Company agreed to acquire from the Seller, and Seller agreed to sell to the Company, 100% of the Target’s outstanding shares in exchange for 3,750,000 newly issued shares (the “Exchange Shares”) of the Company’s  common stock, $.0001 par value (the “Common Stock”).

The Company will acquire 100% of the issued and outstanding shares of the Target for a total purchase price of $15,000,000, paid through the issuance of the Exchange Shares. The closing of the transaction (the “Closing”) is expected to occur by December 10, 2024, subject to the satisfaction of the following conditions:

▪Approval by the boards of directors of the Company and Target

▪All necessary regulatory approvals and compliance with applicable securities and commercial laws.

▪Completion of satisfactory due diligence by both parties, including financial, legal, technical, and operational audits.

▪Execution of all necessary legal agreements, including those governing the transfer of the Crwdunit Utility and Quantization Mechanism intellectual property.

▪Confirmation that all Target shareholders have been duly notified and rights have been protected according to this term sheet.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information contained in 1.01 above is incorporated into this Item 2.01.

Item 3.02. Unregistered Sales of Equity Securities.

As explained in Item 1.01 above, we entered into the Exchange Agreement which obligates us to issue 3,750,000 shares of the Common Stock to the Seller.  The issuance of the shares will be exempt from registration under Section 4(2) of the Securities Act as transactions by an issuer not involving any public offering. The shares of Common Stock will not be sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved.

Item 7.01 Regulation FD Disclosure.

On September 11, 2024, the Company issued a press release announcing the Exchange Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The foregoing descriptions of the Exchange Agreement and does not purport to be complete, and is qualified in their entirety by reference to the full text of the Exchange Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.   The closing of the transaction contemplated by the Exchange Agreement is subject to the closing conditions specified in the Exchange Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) exhibits

Exhibit	Description
10.1	Agreement between Spectral Capital Corporation and CrowdPoint Technologies, Inc. dated September 10, 2024
99.1	Press Release issued by Spectral Capital Corporation on September 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2024

SPECTRAL CAPITAL CORPORATION

By:	/s/Jenifer Osterwalder
Name: Jenifer Osterwalder
Title: Chief Executive Officer